UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2009

Home Diagnostics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2400 NW 55th Court, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-677-9201

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 5, 2009, Home Diagnostics, Inc. announced that its Board of Directors authorized the company to repurchase up to $5 million of its common stock. Reference is made to the press release attached hereto as Exhibit 99.1. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 8.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No. Description
99.1 Press release dated January 5, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Diagnostics, Inc.

January 8, 2009	By:	/s/ Ronald L. Rubin

Name: Ronald L. Rubin
Title: Sr. Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 5, 2009.